BLACKROCK FUNDSSM

BlackRock Liquid Environmentally Aware Fund

(the “Fund”)

Supplement dated December 14, 2020 to the Mischler Financial Group Shares

Summary Prospectus of the Fund (the “Summary Prospectus”) dated November 27, 2020

Effective immediately, the Summary Prospectus is amended as follows:

The fourth paragraph in the section of the Summary Prospectus entitled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced with the following:

To purchase or sell shares of the Fund you should contact your Financial Intermediary, contact the Fund by phone at (800) 441-7450, use Mischler Financial Group’s internet-based order entry system or another order entry system, or use such other electronic means as the Fund agrees to in its sole discretion with your Financial Intermediary. You have until the close of the federal funds wire (normally 6:00 p.m. Eastern time) to get your purchase money in to the Fund on the day of your purchase or your purchase order will be cancelled.

Shareholders should retain this Supplement for future reference.

SPRO-LEAFMFG-1220SUP